SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam U.S. Government Inocme Trust -- Class A Shares
Fiscal period ending:  September 30, 1996

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $993      $1,268       $1,971

T   =  Average Annual
       Total Return             -0.67%     4.86%        7.02%


YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $15,524,595

Expenses                         $1,928,892

Reimbursement                    $0

Average shares                  195,794,228

NAV                              $12.63

Sales Charge                     4.75%

POP                              $13.26

Yield at POP                     6.22%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam U.S. Government Income Trust -- Class B Shares
Fiscal period ending:  September 30, 1996
Inception date (if less than 10 years of performance):  4/27/92


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A        $1,000

ERV =  Ending Redeemable Value   $984        N/A        $1,224

T   =  Average Annual
       Total Return              -1.36%      N/A        4.06%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $9,234,100

Expenses                         $2,077,337

Reimbursement                    $0

Average shares                  116,799,480

NAV                              $12.59

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     5.76%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam U.S. Government Income Trust -- Class M Shares
Fiscal period ending:  September 30, 1996
Inception date (if less than 10 years of performance):  2/6/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,006    N/A          $1,106

T   =  Average Annual
       Total Return              0.57%     N/A          6.67%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $37,416

Expenses                         $5,892

Reimbursement                    $0

Average shares                  471,954

NAV                              $12.63

Sales Charge                     3.25%

POP                              $13.05

Yield at POP                     6.07%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam U.S. Government Income Trust -- Class Y Shares
Fiscal period ending: September 30, 1996
Inception date (if less than 10 years of performance): 4/11/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,043      N/A       $1,189

T   =  Average Annual
       Total Return              4.34%       N/A       7.21%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $19,950

Expenses                         $1,809

Reimbursement                    $0

Average shares                  251,626

NAV                              $12.63

Yield at NAV                     6.80%